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                                                                   Exhibit 10.22

                                  NETREON, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                JANUARY 29, 2002

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                                  NETREON, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     This Series A Preferred Stock Purchase Agreement (the "Agreement") is made and entered into as of January 29, 2002, by and among Netreon, Inc., a Delaware corporation (the "Company"), Netreon, Inc., a California corporation (the "Subsidiary") and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser").

                                    Recitals

     Whereas, the Company has authorized the sale and issuance of up to an aggregate twenty-eight million seven hundred eighty-five thousand seven hundred fourteen (28,785,714) shares of its Series A Preferred Stock (the "Shares") pursuant to this Agreement;

     Whereas, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

     Whereas, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein.

                                    Agreement

     Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Agreement To Sell And Purchase.

          1.1 Authorization of Shares. The Company has authorized (a) the sale and issuance to Purchasers of the Shares and (b) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit B (the "Restated Charter").

          1.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser's name on Exhibit A, at a purchase price of thirty-five cents ($0.35) per share.

                                       1.

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     2.   Closing, Delivery And Payment.

          2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 1:00 p.m. on the date hereof, at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA, 94306-2155 or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "Closing Date").

          2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased at the Closing by such Purchaser, against payment of the purchase price therefor by check , promissory note or wire transfer made payable to the order of the Company.

          2.3 Subsequent Sales of Shares. At any time on or before the 120th day following the Closing, the Company may sell up to the balance of the authorized shares of Series A Preferred Stock not sold at the Closing to such persons as may be approved by the Company (the "Additional Purchasers"). All such sales made at any additional closings (each an "Additional Closing"), (i) shall be made on the terms and conditions set forth in this Agreement, (ii) the representations and warranties of the Company set forth in Section 3 hereof (and the Schedule of Exceptions) shall speak as of the Closing and the Company shall have no obligation to update any such disclosure, and (iii) the representations and warranties of the Additional Purchasers in Section 4 hereof shall speak as of such Additional Closing. This Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of Purchasers to include any Additional Purchasers approved by the Company and the holders of a majority of the Shares purchased at the Closing(s). Any shares of Series A Preferred Stock sold pursuant to this Section 2.3 shall be deemed to be "Shares" for all purposes under this Agreement and any Additional Purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement. Within 75 days following the Closing, Adam Au and certain other investors, in the aggregate, shall have purchased at all the Closings hereunder at least 5,714,286 shares of Series A Preferred Stock.

     3.   Representations And Warranties Of The Company.

          Except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") delivered by the Company to Purchasers at the Closing, the Company hereby represents and warrants, jointly and severally, to each Purchaser as of the date of this Agreement as set forth below.

          3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company has all requisite power and authority to execute and deliver this Agreement and the Investor Rights Agreement in the form attached hereto as Exhibit C (the "Investor Rights Agreement"), the Co-Sale Agreement in the form attached hereto as Exhibit D (the "Co-Sale Agreement"), (collectively, the "Related Agreements"), to issue and sell the Shares and the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Restated

                                       2.

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Charter and to carry on its business as presently conducted. The Company is duly qualified and authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

          3.2 Subsidiaries. The Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity other than the Subsidiary. At the Closing, all outstanding shares of capital stock of the Subsidiary will be held by the Company. The Company is not a participant in any joint venture, partnership or similar arrangement.

          3.3 Capitalization; Voting Rights.

               (a) The authorized capital stock of the Company, immediately prior to the Closing, consists of (i) 70,000,000 shares of Common Stock, par value $0.001 per share, 5,500,000 shares of which are issued and outstanding, and (ii) 56,500,000 shares of Preferred Stock, par value $0.001 per share, 36,500,000 shares of which are designated Series A Preferred Stock, none of which are issued and outstanding.

               (b) Under the Company's 2001 Equity Incentive Plan (the "Plan"),
(i) no shares have been issued pursuant to restricted stock purchase agreements and/or the exercise of outstanding options, (ii) no options to purchase shares have been granted and are currently outstanding, and (iii) 6,750,000 shares of Common Stock remain available for future issuance to officers, directors, employees and consultants of the Company.

               (c) Other than the shares reserved for issuance under the Plan and except as may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. All such preemptive rights have been properly waived or complied with respect to all prior issuances of capital stock and with respect to the issuance of the Shares and Conversion Shares.

               (d) All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities, and (iii) are subject to a right of first refusal in favor of the Company upon transfer.

               (e) The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Charter. Each series of Preferred Stock is convertible into Common Stock on a one-for-one basis as of the date hereof. The Conversion Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Restated Charter, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon Purchasers; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal

                                       3.

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securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          3.4 Authorization; Binding Obligations. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Charter has been taken. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

          3.5 Financial Statements and Liabilities. The Company was incorporated in the State of Delaware on October 24, 2001 and has not commenced operations, entered into any agreements (other than the issuance of common stock to Adam Au) or incurred any liabilities (other than liabilities for legal services incurred in connection with the formation of the Company and the sale and issuance of the Shares hereunder).

          3.6 Obligations to Related Parties. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company.

          3.7 Compliance with Other Instruments. The Company is not in violation or default of any term of its Restated Charter or Bylaws. The Company is not in violation or default of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Charter, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

          3.8 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened in writing against the Company that questions the validity of this Agreement, or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is

                                       4.

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any basis for any of the foregoing. The Company is not a party or to the
Company's knowledge subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          3.9 Employees. The Company has no employees.

          3.10 Registration Rights and Voting Rights. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1.1 of the Investor Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

          3.11 Compliance with Laws; Permits. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, or operations of the Company. No domestic governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or the issuance of the Shares or the Conversion Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner.

          3.12 Offering Valid. Assuming the accuracy of the representations and warranties of Purchasers contained in Section 5.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

          3.13 Corporate Documents. The Restated Charter and Bylaws of the Company are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation of the Company and reflects all actions by the directors (and any committee of directors) and stockholders of the Company with respect to all transactions referred to in such minutes accurately in all material respects.

          3.14 Full Disclosure. The Company has provided Purchasers with all information requested by the Purchasers in connection with their decision to purchase the Shares. To the Company's knowledge, neither this Agreement, the exhibits hereto, the Related

                                       5.

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Agreements nor any other document delivered by the Company to Purchasers or their attorneys or agents in connection herewith or therewith at the Closing or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     4. Representations And Warranties Of The Subsidiary And Peerless Systems Corporation

          Except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") delivered by the Company to Purchasers at the Closing, the Subsidiary and Peerless Systems Corporation hereby represent and warrant, jointly and severally, to each Purchaser as of the date of this Agreement as set forth below. For purposes of this section the knowledge of the Subsidiary is deemed to include the knowledge of Peerless Systems Corporation.

          4.1 Organization, Good Standing and Qualification. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Subsidiary has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Subsidiary has all requisite power and authority to execute and deliver this Agreement. The Subsidiary is duly qualified and authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Subsidiary or its business.

          4.2 Subsidiaries. The Subsidiary does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. The Subsidiary is not a participant in any joint venture, partnership or similar arrangement.

          4.3 Authorization; Binding Obligations. All corporate action on the part of the Subsidiary and its officers, directors and stockholders necessary for the authorization of this Agreement has been taken. The Agreement when executed and delivered will be a valid and binding obligation of the Subsidiary enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

          4.4 Financial Statements. The Schedule of Exceptions includes the Subsidiary's unaudited balance sheet as at October 31, 2001 and unaudited statement of income and cash flows for the nine months ending October 31, 2001, (the "Statement Date") (collectively, the "Financial Statements"). The Financial Statements, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Subsidiary as of the Statement Date; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material either individually or in the aggregate), and do not contain all footnotes required under generally accepted accounting principles.

                                       6.

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          4.5 Accounts Receivable. The Schedule of Exceptions includes a list of all accounts receivable of Subsidiary as of the Statement Date ("Accounts Receivable") along with a range of days then elapsed since invoice. All Accounts Receivable of Subsidiary arose in the ordinary course of business and are carried at values determined in accordance with GAAP consistently applied. No person has any lien on any of such Accounts Receivable and no request or agreement for deduction or discount has been made with respect to any of such Accounts Receivable.

          4.6 Customers and Suppliers. No customer which individually accounts for more than 5% of Subsidiary's gross revenues during the 12-month period preceding the date hereof, and no material supplier of Subsidiary, has cancelled or otherwise terminated, or made any written threat to Subsidiary to cancel or otherwise terminate its relationship with Subsidiary, or has at any time on or after the Statement Date decreased materially its services or supplies to Subsidiary in the case of any such supplier, or its usage of the services or products of Subsidiary in the case of such customer, and to Subsidiary's knowledge, no such supplier or customer intends to cancel or otherwise terminate its relationship with Subsidiary or to decrease materially its services or supplies to Subsidiary or its usage of the services or products of Subsidiary, as the case may be. Subsidiary has not knowingly breached any agreement with, or engaged in any fraudulent conduct with respect to, any customer or supplier of Subsidiary.

          4.7 No Commitments Regarding Future Products. Subsidiary has made no sales to customers that are contingent upon providing future enhancements of existing products, to add features not presently available on existing products or to otherwise enhance the performance of its existing products (other than beta or similar arrangements pursuant to which Subsidiary's customers from time to time test or evaluate products). The products Subsidiary has delivered to customers substantially comply with published specifications for such products and Subsidiary has not received material complaints from customers about its products that remain unresolved. Section 4.7 of the Schedule of Exceptions accurately sets forth a complete list of products in development (exclusive of mere enhancements to and additional features for existing products).

          4.8 Liabilities. The Subsidiary has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

          4.9 Agreements; Action.

               (a) Except for agreements explicitly contemplated hereby there are no agreements, understandings or proposed transactions between the Subsidiary and any of its officers, directors, employees, affiliates or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Subsidiary is a party or to their knowledge by which the Subsidiary is bound which may involve (i) future obligations (contingent or otherwise) of, or payments to, the Subsidiary in excess of $10,000 (other than

                                       7.

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obligations of, or payments to, the Subsidiary arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Subsidiary (other than licenses of "off the shelf" or other standard products or sublicenses of technology in the ordinary course of business which are currently outstanding and involve future obligations (contingent or otherwise) of, or payments to, the Subsidiary less than $10,000), or (iii) provisions granting rights to or restricting the development, manufacture or distribution of the Subsidiary's products or services, or (iv) indemnification by the Subsidiary with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase, sale or license agreements entered into in the ordinary course of business).

               (c) The Subsidiary has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred or guaranteed any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel and other business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory and currently outstanding licenses of technology involving future obligation (contingent or otherwise) in excess of $10,000 in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Subsidiary has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          4.10 Obligations to Related Parties. There are no obligations of the Subsidiary to officers, directors, stockholders, or employees of the Subsidiary other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable business expenses incurred by employees or directors on behalf of the Subsidiary and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Subsidiary or Peerless Systems Corporation).

          4.11 Changes. Since the Statement Date, there has not been to the Subsidiary's knowledge (other than pursuant to or in connection with this Agreement and the Related Agreements):

               (a) Any change in the assets, liabilities, financial condition or operations of the Subsidiary from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had a material adverse effect on such assets, liabilities, financial condition or operations of the Subsidiary;

                                       8.

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               (b) Any resignation or termination of any officer, key employee or group of employees of the Subsidiary;

               (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Subsidiary by way of guaranty, endorsement, indemnity, warranty or otherwise;

               (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or financial condition of the Subsidiary;

               (e) Any waiver by the Subsidiary of a valuable right or of a material debt owed to it;

               (f) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Subsidiary;

               (g) Any labor organization activity related to the Subsidiary;

               (h) Any sale, assignment or transfer by the Subsidiary of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (i) Any change in any material agreement to which the Subsidiary is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition or operations of the Subsidiary;

               (j) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition or operations of the Subsidiary; or

               (k) Any arrangement or commitment by the Subsidiary to do any of the acts described in subsection (a) through (j) above.

          4.12 Title to Properties and Assets; Liens, Etc. The Subsidiary has good and marketable title to its owned properties and assets, including such properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than
(a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Subsidiary, and (c) those that have otherwise arisen in the ordinary course of business. The Subsidiary is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

          4.13 Intellectual Property.

               (a) The Subsidiary owns or possesses sufficient legal rights in all trademarks, service marks, trade names, copyrights, trade secrets and to its knowledge, patents, necessary to conduct its business as now conducted, without any infringement, or with respect to

                                       9.

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patents, known infringement, of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights to which the Subsidiary is a party, nor is the Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

               (b) The Subsidiary has not received any communications alleging that it has violated or, by conducting its business as currently conducted would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or processes of any other person or entity, nor is the Subsidiary aware of any basis therefor.

               (c) The Subsidiary is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Subsidiary or that would conflict with the Subsidiary's business as currently conducted. Each employee, officer and consultant of the Subsidiary has executed a proprietary information and inventions agreement in the form(s) as delivered to the counsel for the Purchasers. The Subsidiary is not aware that any of its employees or consultants is in violation thereof. No employee, officer or consultant of the Subsidiary has excluded works or inventions made prior to his or her employment with the Subsidiary from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement. The Subsidiary does not believe it is or will be necessary in the conduct of its business as presently conducted to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Subsidiary, except for inventions, trade secrets or proprietary information that have been assigned to the Subsidiary and which are disclosed in the Schedule of Exceptions hereto.

               (d) The Subsidiary is not subject to any "open source" or "copyleft" obligations or otherwise required to make any public disclosure or general availability of source code either used or developed by the Subsidiary.

          4.14 Compliance with Other Instruments. The Subsidiary is not in violation or default of any term of its charter or bylaws. The Subsidiary is not in violation or default of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ other than any such violation that would not have a material adverse effect on the Subsidiary. The execution, delivery, and performance of and compliance with this Agreement, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Subsidiary or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Subsidiary, its business or operations or any of its assets or properties except as any of the foregoing that would not, individually or the aggregate,

                                      10.

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have a material adverse effect on the Subsidiary. To its knowledge, the
Subsidiary has avoided every condition, and has not performed any act, the occurrence of which would result in the Subsidiary's loss of any material right granted under any license, distribution agreement or other agreement required to be disclosed on the Schedule of Exceptions.

          4.15 Litigation. There is no action, suit, proceeding or investigation pending or, to the Subsidiary's knowledge, currently threatened in writing against the Subsidiary that questions the validity of this Agreement or the right of the Subsidiary to enter into this Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, or affairs of the Subsidiary, financially or otherwise, or any change in the current equity ownership of the Subsidiary, nor is the Subsidiary aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, actions pending or, to the Subsidiary's knowledge, threatened in writing involving the prior employment of any of the Subsidiary's employees, their use in connection with the Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Subsidiary is not a party, or to the Subsidiary's knowledge, subject to, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Subsidiary currently pending or which the Subsidiary intends to initiate.

          4.16 Tax Returns and Payments. The Subsidiary has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Subsidiary's knowledge all other taxes due and payable by the Subsidiary on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Subsidiary has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement for which adequate provision is not made in the Financial Statements.

          4.17 Employees. The Subsidiary does not have any collective bargaining agreements with any of its employees. To the Subsidiary's knowledge, there is no labor union organizing activity pending or threatened with respect to the Subsidiary. To the Subsidiary's knowledge, no employee of the Subsidiary, nor any consultant with whom the Subsidiary has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Subsidiary; and to the Subsidiary's knowledge the continued employment by the Subsidiary of its present employees, and the performance of the Subsidiary's contracts with its independent contractors, will not result in any such violation. The Subsidiary has not received any notice alleging that any such violation has occurred. No employee of the Subsidiary has been granted the right to continued employment by the Subsidiary or to any material compensation following termination of employment with the Subsidiary. The Subsidiary is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Subsidiary, nor does the Subsidiary have a present intention to terminate the employment of any officer, key employee or group of employees. There are no actions pending, or to the Subsidiary's knowledge, currently threatened, by any former or current employee concerning such person's employment by the

                                      11.

Subsidiary. The Subsidiary have complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

          4.18 Compliance with Laws; Permits. To its knowledge, the Subsidiary is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, or operations of the Subsidiary. The Subsidiary has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Subsidiary and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted in the Business Plan.

          4.19 Environmental and Safety Laws. To its knowledge, the Subsidiary is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, the violation of which would materially and adversely affect the business, properties or financial condition of the Subsidiary.

          4.20 Corporate Documents. The charter and bylaws of the Subsidiary are in the form provided to counsel for the Purchasers. The copy of the minute books of the Subsidiary provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since September 1, 2000 and reflects all actions by the directors (and any committee of directors) and stockholders of the Subsidiary with respect to all transactions referred to in such minutes accurately in all material respects.

          4.21 Full Disclosure. The Subsidiary has provided Purchasers with all information requested by the Purchasers in connection with their decision to purchase the Shares. To the Subsidiary's knowledge, this Agreement, the exhibits hereto, the Related Agreements and any other documents delivered by the Subsidiary to Purchasers or their attorneys or agents in connection herewith or therewith at the Closing or with the transactions contemplated hereby or thereby, taken as a whole, do not contain any untrue statement of a material fact nor, to the Subsidiary's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. Notwithstanding the foregoing, no representation or warranty is made by Peerless or the Subsidiary with respect to the Business Plan dated August of 2001.

     5.   Representations And Warranties Of Purchasers.

          Each Purchaser hereby represents and warrants to the Company, severally and not jointly, as follows (provided that such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

          5.1 Requisite Power and Authority. Purchaser has all necessary power and authority to execute and deliver this Agreement and the Related Agreements and to carry out

                                      12.

their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements has been taken. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of the Investor Rights Agreement may be limited by applicable laws.

          5.2 Investment Representations. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

               (a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

               (b) Acquisition for Own Account. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

               (c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

               (d) Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

               (e) Company Information. Purchaser has received and read the Financial Statements and Business Plan and has had an opportunity to discuss the Company and the Subsidiary's business, management and financial affairs with directors, officers and management of the Company and the Subsidiary and has had the opportunity to review the Company and the Subsidiary's operations and facilities. Purchaser has also had the opportunity

                                      13.

to ask questions of and receive answers from, the Company, the Subsidiary and their management regarding the terms and conditions of this investment.

               (f) Rule 144. Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

               (g) Residence. If Purchaser is an individual, then Purchaser resides in the state or province identified in the address of Purchaser set forth on Exhibit A; if Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of Purchaser in which its investment decision was made is located at the address or addresses of Purchaser set forth on Exhibit A.

               (h) Foreign Investors. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Purchaser's subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Purchaser's jurisdiction.

          5.3 Transfer Restrictions. Each Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

     6.   Conditions To Closing.

          6.1 Conditions to Purchasers' Obligations at the Closing. Purchasers' obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

               (a) Representations and Warranties of the Company True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall

                                      14.

have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

               (b) Representations and Warranties of Subsidiary True. The representations and warranties made by the Subsidiary in Section 4 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date.

               (c) Representations and Warranties of Peerless Systems Corporation True. The representations and warranties made by Peerless Systems Corporation in Section 4 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date; provided that in all Additional Closings; such representations and warranties shall be true and correct as of the date of this Agreement.

               (d) Legal Investment. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

               (e) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

               (f) Filing of Restated Charter. The Restated Charter shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Closing Date.

               (g) Corporate Documents. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

               (h) Reservation of Conversion Shares. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

               (i) Company Compliance Certificate. The Company shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a), (e), (f) and (h) of this Section 6.1 have been satisfied.

               (j) Subsidiary Compliance Certificate. The Subsidiary shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Subsidiary, dated the Closing Date, to the effect that the conditions specified in subsection (b) of this Section 6.1 have been satisfied.

               (k) Peerless Systems Corporation Compliance Certificate. Peerless Systems Corporation shall have delivered to Purchasers a Compliance Certificate, executed by

                                      15.

the President of Peerless Systems Corporation, dated the Closing Date, to the effect that the conditions specified in subsection (c) of this Section 5.1 have been satisfied.

               (l) Secretary's Certificate. Purchasers shall have received from the Company's Secretary, a certificate having attached thereto (i) the Company's Certificate of Incorporation as in effect at the time of the Closing, (ii) the Company's Bylaws as in effect at the time of the Closing, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, and (iv) resolutions approved by the Company's stockholders authorizing the filing of the Restated Charter.

               (m) Investor Rights Agreement. The Investor Rights Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

               (n) Co-Sale Agreement. The Co-Sale Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto. The stock certificates representing the outstanding shares subject to the Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Co-Sale Agreement.

               (o) Board of Directors. Upon the Closing, the authorized size of the Board of Directors of the Company shall be five (5) members.

               (p) Legal Opinion. Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Closing Date, in substantially the form attached hereto as Exhibit E.

               (q) Indemnification Agreements. Indemnification Agreements in form and substance satisfactory to counsel to the Purchasers shall have been executed and delivered by the Company and each director of the Company and each Purchaser.

               (r) Minimum Purchase. As of the first Closing hereunder, at least $2,000,000 of Shares shall be purchased by the Purchasers and the Series A Preferred Stock and Common Stock Contribution Agreement by and between the Company and Peerless System Corporation shall have been concurrently executed and delivered.

               (s) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchasers and their special counsel, and Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. Such documents may include good standing certificates.

          6.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

                                      16.

               (a) Representations and Warranties True. The representations and warranties in Section 5 and Section 6 made by those Purchasers acquiring Shares hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

               (b) Performance of Obligations. Such Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by such Purchasers on or before the Closing.

               (c) Filing of Restated Charter. The Restated Charter shall have been filed with the Secretary of State of the State of Delaware.

               (d) Investor Rights Agreement. The Investor Rights Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by Purchasers.

               (e) Co-Sale Agreement. The Co-Sale Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

               (f) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

     7.   Miscellaneous.

          7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

          7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby for a period of eighteen
(18) months following the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company, the Subsidiary or Peerless Systems Corporation pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company, the Subsidiary or Peerless Systems Corporation, as the case may be, hereunder solely as of the date of such certificate or instrument.

          7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

          7.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof

                                      17.

and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          7.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.6 Amendment and Waiver.

               (a) Except as otherwise provided for in Section 2.3, this Agreement may be amended or modified only upon the written consent of the Company and holders of at least a majority of the then outstanding Shares (treated as if converted and including any Conversion Shares into which the then outstanding Shares have been converted that have not been sold to the public), provided however, that Section 4 may only be amended or modified with the written consent of the Subsidiary and Peerless Systems Corporation.

               (b) The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the then outstanding Shares (treated as if converted and including any Conversion Shares into which the then outstanding Shares have been converted that have not been sold to the public).

          7.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Charter, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Restated Charter or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Restated Charter must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Restated Charter, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

          7.8 Waiver of Conflicts. Each party to this Agreement acknowledges that Cooley Godward LLP ("Cooley Godward"), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the "Financing"), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley Godward inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. It is the belief of Cooley Godward that these terms and conditions represent an arm's length transaction between the Company and Purchasers. Purchasers have been represented by independent legal counsel regarding the terms of the

                                      18.

Financing. The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley Godward has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Cooley Godward's representation of the Company in the Financing.

     The Company acknowledges that Cooley Godward has an investment partnership composed of partners and senior associates of Cooley Godward, GC&H Investments ("GCHI"), that will be participating in the transactions contemplated herein and Cooley Godward is general counsel to GCHI, although it has not acted as GCHI's counsel in connection with the transactions contemplated pursuant to this Agreement (the "Financing"). As such, the Company acknowledges that GCHI could be considered to have interests adverse to the Company. The applicable rules of professional conduct require that before GCHI can participate in the Financing and purchase Shares from the Company (i) the terms of the transaction are fully and fairly disclosed, (ii) the Company is given the right to seek advice of an independent attorney, and (iii) the Company consents to the terms of the transaction. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. It is the belief of Cooley Godward that these terms and conditions represent an arm's length transaction between the Company and the other Purchasers. GCHI has not obtained any term unique to its investment and will participate in the Financing on terms not more favorable than other Purchasers. The Company acknowledges (i) disclosure to it of the transaction with GCHI and (ii) that it has had a reasonable opportunity to consult independent counsel prior to the participation by GCHI in the Financing. The Company hereby agrees that (i) Cooley Godward may act as the Company's counsel in connection with the Financing, (ii) GCHI may participate in the Financing, and (iii) Cooley Godward may continue to act as general counsel for the Company and to GCHI in other matters.

          7.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, in either case, if confirmed by contemporaneous dispatch of notice pursuant to clauses (a), (c) or (d) of this section, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the corporate offices of the Company and to each Purchaser at the address set forth on Exhibit A attached hereto or at such other address or electronic mail address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

          7.10 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

          7.11 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such

                                      19.

prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          7.12 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.14 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8.14 being untrue.

          7.15 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares and Conversion Shares.

          7.16 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

          7.17 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

                                      20.

     In Witness Whereof, the parties hereto have executed the Series A Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                       PURCHASER(S):

Netreon, Inc.                                  Adam Au


By: /s/ Adam Au                                /s/ Adam Au
    -------------------------------------      -----------------------------
    Adam Au
    President and Chief Executive Officer

SUBSIDIARY:

Netreon, Inc.


By: /s/ Adam Au
    ----------------------------------
    Adam Au
    Vice President and General Manager

PEERLESS:

Peerless Systems Corporation


By: /s/ William R. Neil for
    -------------------------------------
    Howard Nellor
    President and Chief Executive Officer

                  Series A Preferred Stock Purchase Agreemnet
                                 Signature Page

                                                   Global World Technologies LTD


                                                   By: /s/ T.W. Poon
                                                       -------------------------

                                                   Printed Name: Tit Wing Poon

                                                   Title: Director

                   Series A Preferred Stock Purchase Agreemnet
                                 Signature Page

                                                       Kwok Lung Tong


                                                       /s/ Kwok Lung Tong
                                                       -------------------------

                   Series A Preferred Stock Purchase Agreemnet
                                 Signature Page

                                                       James Michael Love


                                                       /s/ James Michael Love
                                                       -------------------------

                   Series A Preferred Stock Purchase Agreemnet
                                 Signature Page

                                Table Of Contents

                                                                      Page

1.    Agreement To Sell And Purchase....................................1

      1.1      Authorization of Shares..................................1

      1.2      Sale and Purchase........................................1

2.    Closing, Delivery And Payment.....................................2

      2.1      Closing..................................................2

      2.2      Delivery.................................................2

      2.3      Subsequent Sales of Shares...............................2

3.    Representations And Warranties Of The Company.....................2

      3.1      Organization, Good Standing and Qualification............2

      3.2      Subsidiaries.............................................3

      3.3      Capitalization; Voting Rights............................3

      3.4      Authorization; Binding Obligations.......................4

      3.5      Financial Statements and Liabilities.....................4

      3.6      Obligations to Related Parties...........................4

      3.7      Compliance with Other Instruments........................4

      3.8      Litigation...............................................4

      3.9      Employees................................................5

      3.10     Registration Rights and Voting Rights....................5

      3.11     Compliance with Laws; Permits............................5

      3.12     Offering Valid...........................................5

      3.13     Corporate Documents......................................5

      3.14     Full Disclosure..........................................5

4.    Representations And Warranties Of The Subsidiary and Peerless
      Systems Corporation...............................................6

      4.1      Organization, Good Standing and Qualification............6

      4.2      Subsidiaries.............................................6

      4.3      Authorization; Binding Obligations.......................6

      4.4      Financial Statements.....................................6

      4.5      Accounts Receivable......................................7

      4.6      Customers and Suppliers..................................7

                                       i.

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      4.7      No Commitments Regarding Future Products.................7

      4.8      Liabilities..............................................7

      4.9      Agreements; Action.......................................7

      4.10     Obligations to Related Parties...........................8

      4.11     Changes..................................................8

      4.12     Title to Properties and Assets; Liens, Etc...............9

      4.13     Intellectual Property....................................9

      4.14     Compliance with Other Instruments.......................10

      4.15     Litigation..............................................11

      4.16     Tax Returns and Payments................................11

      4.17     Employees...............................................11

      4.18     Compliance with Laws; Permits...........................12

      4.19     Environmental and Safety Laws...........................12

      4.20     Corporate Documents.....................................12

      4.21     Full Disclosure.........................................12

5.    Representations and Warranties Of Purchasers.....................12

      5.1      Requisite Power and Authority...........................12

      5.2      Investment Representations..............................13

      5.3      Transfer Restrictions...................................14

6.    Conditions To Closing............................................14

      6.1      Conditions to Purchasers' Obligations at the Closing....14

      6.2      Conditions to Obligations of the Company................16

7.    Miscellaneous....................................................17

      7.1      Governing Law...........................................17

      7.2      Survival................................................17

      7.3      Successors and Assigns..................................17

      7.4      Entire Agreement........................................17

      7.5      Severability............................................18

      7.6      Amendment and Waiver....................................18

      7.7      Delays or Omissions.....................................18

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      7.8      Waiver of Conflicts.....................................18

      7.9      Notices.................................................19

      7.10     Expenses................................................19

      7.11     Attorneys' Fees.........................................19

      7.12     Titles and Subtitles....................................20

      7.13     Counterparts............................................20

      7.14     Broker's Fees...........................................20

      7.15     Exculpation Among Purchasers............................20

      7.16     Pronouns................................................20

      7.17     California Corporate Securities Law.....................20

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